Exhibit 99.1
Smith & Wesson
Mike Golden, President, CEO
John Kelly, CFO
January 2006

Smith & Wesson Holding Corporation
Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company’s strategies, the demand for the Company’s products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company’s reports filed with the SEC.
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Investment Highlights
• Leadership Team in Place
· A New Market Approach...Safety, Security, Protection, Sport
· A Strong, Untapped Legacy Brand
· Innovative New Products
· Growth Opportunities in Core Business
· Diversification into New Markets
· Significant Productivity Enhancement Opportunities
· Positive Legislative and Litigation Trends
AMEX: SWB
Shares Outstanding: 39,206,647 Price: $4.39 (at 1/24/06) Market Cap: $172M
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Experienced Leadership Team...
Mike Golden, President, CEO John Kelly, CFO
Tom Taylor, VP Marketing Ken Chandler, VP Operations Leland Nichols, VP Sales Barbara Hunnicutt, VP Licensing Ann Makkiya, Corporate Counsel Bill Lachenmeyer, VP Human Resources
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Company Background
• 154 Year Old American Company
· Headquarters: Springfield, Massachusetts
· 736 Employees
· Two Manufacturing Facilities (Union-Free):
- Springfield, Massachusetts
· Revolvers, Pistols
- Houlton, Maine
· Handcuffs, Pistols
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Company Background
• Largest U.S. Manufacturer of Handguns
· Largest U.S. Exporter of Handguns
· Largest U.S. Manufacturer of Handcuffs
· # 1 in U.S. Revolver Market Share
· # 3 in U.S. Pistol Market Share
· A Legacy Brand With 87% Brand Awareness With the General Public (Not Just Firearm Enthusiasts)
Source: Federal Excise Tax Data — Q3, 2004 American Sports Data — Nov, 2004
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S&W: 87% Brand Awareness
Extremely high in our served markets, and in markets we do not serve today:
A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows:
Revolvers #1 (served) Pistols #1 (served) Shotguns #3 (not served) Hunting Rifles #3 (not served) Tactical Rifles #1 (not served) Ammunition #4 (not served) Security Systems #3 (not served)
Source: American Sports Data — Nov, 2004
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A New Market Approach
Smith & Wesson Yesterday: Selling Handguns in the U.S. Sporting Goods Channel
GOAL
Smith & Wesson Today: A Global Leader in
Safety...Security...Protection...Sport
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Growth Strategy
Use “Safety-Security-Protection-Sport” platform to enter new markets while driving CAGR of 13-15% in core business in fiscal 2006.
Existing Brand Handgun New Market Development BusinessPossibilities
• Re-invent the legacy • Innovative New • Long Guns • Key to new market entry Products • Training/Ranges • Licensing opportunities • Sporting Goods • Less Lethal • Marketing initiatives • Law Enforcement • Ammunition • Military/Federal • Firearms Accessories Government • Security Systems • International • Criminal Investigation
· Homeland Defense
· Products/Services
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Revolver / Pistol Market: $605MM
2004 ( CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET –2005 (FISCAL) S&W SALES
REVOLVERS PISTOLS $138MM $467MM $52MM 38% $47MM 10%
S&W 2005 ( Includes Walther Products) Market 2004
SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates
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Innovative New Products
500
Revolvers
460 XVR Scandium
Pistols
S&W 1911 Family Military & Police Pistol Series
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Introducing the Smith & Wesson Military & Police Pistol
• First units shipped December 5, 2005
· Engineered with input from over a dozen LE and military organizations
· Unique features incorporate versatility, enhanced durability and safety.
· World class product introduction, regarded as the most professional the industry has seen.
· Premium priced, feature rich product, designed to penetrate LE and military markets.
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Channel Management Strategy
Federal Law Local Law Enforcement Enforcement & Military
International Sporting
Goods
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Handgun Growth Strategy
Sporting Goods Channel
· Sales Leadership in Place
– Eoin B. Stafford, Director of Sporting Goods Sales – Formerly H&K
· Expanded Smith & Wesson Employee Sales Force (+16)
– Elimination of manufacturer’s reps – Demand creation: Product “pull” vs. “push”
· Increased focus on high margin segments
– Engraving, Commemorative Guns, Performance Center
· New Products Launched: M&P Pistol, S&W 460, S&W 500, 1911’s
· Consumer Marketing Programs Scheduled
– Event Marketing & Pull Promotions
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Handgun Growth Strategy
Military/Federal Government Channel
· Leadership in Place
– Ernest Langdon, Director of Federal Law Enforcement/Military Sales – Formerly Operations Manager, Law Enforcement Sales with Beretta – Tactical training provider to law enforcement and military – Multiple national and world titles in competitive shooting sport
· Lobbying efforts underway
– Hired major lobbying firm – Regular CEO visits to Washington, DC
· Three new contracts: U.S. Army for Afghan Army (22,500 units)
– Launched M&P pistol – aimed at Federal Law Enforcement (FBI, etc.)
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Handgun Growth Strategy
Law Enforcement Channel
· Leadership in Place
Bryan James, Dir. Law Enforcement Sales – formerly Glock
· Expanded Sales Organization
– Two additional top sales executives hired from Glock – Increased from 5 to 8 Regional Sales Managers
· Launched M&P Pistol
– Designed specifically to penetrate police/military markets – Designed with input from multiple police departments – Dec. 2005: Test & Evaluation units to >100 departments
· Strong initial feedback
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Handgun Growth Strategy
International Channel
· Leadership in Place:
– Amaro Goncalves, Dir. International Sales – formerly Colt
· Launched M&P Pistol
– Designed specifically to penetrate police/military markets
· Lobbying underway
– Shorten Federal export approval timeline – Raise $1,000,000 Congressional approval level
· Established & expanding sales channel and revenue base
– Upgrading sales agents to those with contacts in police/military
· Europe, Latin America, Asia, Middle East
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New Market Opportunities & Options
Safety...Security...Protection...Sport
Shotguns
• Long Guns Hunting Rifles • Criminal Investigation
Tactical Rifles
• Training Ranges • Homeland Defense Products/Services
· Ammunition
· Less Lethal
· Security Systems
Options: Decline
Opportunity Outsource Manufacture Acquire License
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Smith & Wesson Enters the Long Gun Market
• Consumers say S&W should be in long guns...particularly tactical rifles
· Tactical rifles are the fastest growing segment in the long gun market
· Sporting Goods channel is underserved by premium tactical rifles
· Expansion of Military & Police family of products
2004 U.S. DOMESTIC NON-MILITARY MARKET
Bolt Action Rifles Shotguns $510MM $346MM 52% Share 35% Share
Tactical Rifles $132MM
SOURCE: BATF 2004 Excise Tax 13% Share Study and Smith & Wesson Management Estimates
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Introducing the
Smith & Wesson M&P15 Rifle Series
“Smith & Wesson’s new AR-type rifle is a credit to the firm’s long history of duty guns.”
- Dick Metcalf, Guns & Ammo Magazine, March/SHOT Show Edition
“If you’re a fan of the M4A1 Carbine, I can assure you that the new M&P
Carbine is as good as it gets.”
- Gary Paul Johnson, SWAT Magazine, SHOT Show Edition
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The Military & Police Family Begins...
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The Brand: Licensing Opportunities
• FY 2005 Licensing Revenue: $1.8M
– Hearing & Eye Protection, Knives, Safes, Soft Air Guns, etc.
· Target: Grow Licensing Revenue 3-5X by 2009
– Recent Licensees: Sentry Safe, Radiator Specialty (gun cleaning products) Hats and Tees
– New Possibilities: Monitored Security Systems, Ammunition, Truck and Hunting Accessories
· Focus: Use licensing to enter new markets, serve brand loyalty opportunities, and aggressively pursue initiatives that fall within:
Safety...Security...Protection...Sport & Brand Loyalty
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The Brand: Re-Inventing a Legacy
Inconsistent Message to a Limited Audience
GOAL
“Loud” and Visible Brand With a Consistent Message to a Diverse Audience
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Media Blitz
Wall Street Journal
Front Page – Marketplace Section July 28, 2005
• 36 magazine covers in 11 months • Visibility in core magazines, TV and
– Unprecedented in industry radio as well as non-industry publications. – Outpacing all major competitors
– Over 102 million total
– M&P — 22 Editorial features issued impressions. or committed
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Marketing Initiatives
NASCAR Customer Affinity Programs:
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Operations / Manufacturing
· Strong Team Supporting: – Pistol Process Line – New Product Development
· Initial Focus: Stabilize Operations – Repeatable & predictable machinery – Consistent Output
· Current Focus:
– Implementing Smith & Wesson Operating System
· Based on Toyota Production System
· Problem-Solving Process Development
– Standardize approach & deliver solutions faster
– Upgrading Technology
· New machining / Equipment re-furbishing
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Driving Gross Margin Improvement
• Production Rates up Significantly
Jan-Dec Revolvers Guns Per Day 44% Pistols Guns Per Day 300%
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Legislative & Litigation Trends
40 30 32 20
Cases 26 20 10 13 10 8 5 4 0 4 2 2001 2002 2003 2004 2005
Industry Municipal Cases Pending or on Appeal Product Liability Cases Pending Against S&W
Protection of Lawful Commerce in Arms Act Signed into law October, 2005
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Income Statement Summary
Year Ended April 30, 2005 2004 2005
Revenue $117.9 $124.0 Gross Profit $39.1 $40.9 Operating Income $4.8 $11.2 Net Income $0.8 $5.2 EPS $0.02 $0.14
*In millions except for per share data
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Income Statement Summary
Quarter Ended October 31, 2005
2004 2005
Revenue $29.1 $35.5 Gross Profit $12.4 $10.5 Operating Income $4.3 $1.2 Net Income $2.1 $0.7 EPS $0.06
$0.02
Note: Quarter ended October 31, 2004 included $4.1 million in insurance refunds and reserve adjustments, or $2.2 million after-tax, or $.06 per share
*In millions except for per share data
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Income Statement Summary
Six Months Ended October 31, 2005
2004 2005
Revenue $53.8 $67.4 Gross Profit $21.8 $20.1 Operating Income $7.1 $6.1 Net Income $3.6 $3.4 EPS $0.10
$0.09
Note: Six months ended October 31, 2004 included $4.1 million in insurance refunds and reserve adjustments, or $2.2 million after-tax, or $.06 per share
*In millions except for per share data
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Balance Sheet Summary
October 31, 2005
Cash & Cash Equivalents $0.5 Accounts Receivable $19.5 Working Capital $21.4 Accounts Payable $10.6 Notes Payable $21.3 Equity $32.1 Total Shares Outstanding 39.2
*In Millions
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Annual Guidance
FY 2006 Guidance FY 2005 Actual
Net Product Sales: +13 – 15% $124.0m Income: $6.9 — $7.5M* $5.2 M* Earnings Per Fully Diluted Share: $0.19- $0.20* $.14*
* Guidance takes into account expected adjustments to reflect the early adoption of Statement of Financial Accounting Standard No. 123R, Share-Based Payment. That adoption is expected to result in approximately $ 1.9 million in expense fiscal 2006 as compared to $626 thousand in fiscal 2005. See full discussion in company’s 10k filing.
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Investment Highlights
• Leadership Team in Place
· A New Market Approach...Safety, Security, Protection, Sport
· A Strong, Untapped Legacy Brand
· Innovative New Products
· Growth Opportunities in Core Business
· Diversification into New Markets
· Significant Productivity Enhancement Opportunities
· Positive Legislative and Litigation Trends
AMEX: SWB
Shares Outstanding: 39,206,647 Price: $4.39 (at 1/24/05) Market Cap: $172M
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